SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 23, 2003

                                IOS Capital, LLC
             (Exact name of registrant as specified in its charter)
    -------------------------------------------------------------------------



      OHIO                       File No. 0-20405                23-2493042
   -------------                 ----------------               ------------
  (State or other               (Commission File               (IRS Employer
  jurisdiction of                     Number)                  Identification
  incorporation)                                                  Number)


                 1738 Bass Road, Macon, Georgia        31210
                 ------------------------------        ------

       Registrant's telephone number, including area code: (912) 471-2300
                                                           ---------------


                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

c.   The following  exhibits are furnished in accordance  with the provisions of
     Item 601 of Regulation S-K:

(99.1) Amendment to Receivables Transfer Agreement among IKON Funding-1, LLC, IOS Capital, LLC, Market Street Funding Corporation, and PNC Bank, National Association.
(99.2) Amendment to Receivables Transfer Agreement among IKON Funding-1, LLC, IOS Capital, LLC, Market Street Funding Corporation, and PNC Bank, National Association.
(99.3) Amendment to Receivables Transfer Agreement among IKON Funding-2, LLC, IOS Capital, LLC, Park Avenue Receivables Corporation, and JP Morgan Chase Bank.


Item 9.  Regulation FD Disclosure

         A copy of certain amendments eliminating certain rating downgrade provisions contained in the revolving asset securitization agreements of IOS Capital, LLC are appended hereto as exhibits to this report.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          IOS CAPITAL, LLC




                                          By:  /s/ HARRY KOZEE
                                               ----------------------------
                                                   Harry G. Kozee
                                                   Vice President- Finance



Dated:  May 23, 2003